Fees Summary	Feb. 10, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 201,281,896.12
Previously Paid Amount	28,082.69
Total Fee Amount	27,797.02
Total Offset Amount	0.00
Net Fee	$ 0.00